Rational Tactical Return Fund

Class A Shares: HRSAX	Class C Shares: HRSFX	Institutional Shares: HRSTX

November 25, 2025

The information in this Supplement amends certain information contained in the
Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented.

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Effective on or about December 31, 2025, the Fund’s name will change to “Rational Premium Income Fund.”

The name change reflects planned changes to the Fund’s investment strategy. Following regulatory review, these changes will be set forth in a new Prospectus, Summary Prospectus and Statement of Additional Information, each to be dated on or about December 31, 2025.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information, each dated May 1, 2025, as supplemented, which provides information that you should know about the Fund before investing. This document is available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to Rational Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.